Exhibit 10.1

FIRST AMENDMENT

TO SECURITIES PURCHASE AGREEMENT

DATED AUGUST 1, 2012

This First Amendment To Securities Purchase Agreement Dated August 1, 2012 (the “First Amendment”) is made and entered into this 29th day of July, 2014, by and among PostRock Energy Corporation, a Delaware corporation (“PostRock”), White Deer Energy L.P., a Cayman Islands exempted limited partnership, White Deer Energy TE L.P., a Cayman Islands exempted limited partnership and White Deer Energy FI L.P. a Cayman Islands exempted limited partnership, (all three White Deer entities together are referred to as the “Investors” and individually as an “Investor”).

WHEREAS, PostRock and the Investors made and entered into that certain Securities Purchase Agreement (the “Agreement”) dated August 1, 2012;

WHEREAS, PostRock and the Investors desire to amend the Agreement for the sole purpose of extending the period of time within which PostRock may pay the Investors the quarterly dividends due on the Series A Preferred Stock in kind (“PIK”) by issuing Warrants rather than in cash;

NOW, THEREFORE, for and in consideration of the premises, the agreements herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, PostRock and the Investors hereby amend the Agreement as follows:

Section 1.4, titled “Issuance of Additional Warrants,” is amended by striking the date “December 31, 2014” contained in the first line of said Section and is replaced with the date “June 30, 2016.”

Except to the extent amended and modified as set forth above, the Agreement remains in full force and effect pursuant to its terms.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

POSTROCK ENERGY CORPORATION

By: /s/ Stephen L. DeGiusit

Stephen L. DeGiusti

Executive Vice President, General Counsel and Secretary

WHITE DEER ENERGY L.P.

By:  Edelman & Guill Energy L.P., its general partner

By:  Edelman & Guill Energy Ltd. its general partner

By: /s/ Thomas J. Edelman

Thomas J. Edelman, Director

WHITE DEER ENERGY TE L.P.

By:  Edelman & Guill Energy L.P., its general partner

By:  Edelman & Guill Energy Ltd., its general partner

By: /s/ Thomas J. Edelman

Thomas J. Edelman, Director

WHITE DEER ENERGY FI L.P.

By:  Edelman & Guill Energy L.P., its general partner

By:  Edelman & Guill Energy Ltd., its general partner

By: /s/ Thomas J. Edelman

Thomas J. Edelman, Director